STOCK OPTION PLAN

     1. Purpose. The 1990 Nonqualified Stock Option Plan (the "Plan") is intended to advance the interests of AMERICAN BUSINESS COMPUTERS CORPORATION (the "Company"), its shareholders, and its subsidiaries by encouraging and enabling selected directors, officers and other key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock. Options granted under the plan are intended to be options which do not meet the requirements of Section 422A of the Internal Revenue Code of 1986 (the "Code").


     2. Definitions.

        (a) "Board" means the Board of Directors of the Company.

        (b) "Committee" means the body administering the Plan.

        (c) "Common Stock" means the Company's $0.01 par value Common Stock.

        (d) "Date of Grant" means the date on which an option is granted under the Plan.

        (e) "Disinterested Person" shall mean a person who:

            (i) during one year prior to the time of exercising discretion in administering the Plan, has not been eligible for selection as a person to whom equity securities may be allocated or granted to the Plan (or any other plan of the Company or any of its affiliates) entitling the participants therein to acquire equity securities; and

            (ii) is not so eligible for one year after such exercise.

        (f) "Option" means an option granted under the Plan.

        (g) "Optionee" means a person to whom an option, which has not expired, has been granted under the Plan.

        (h) "Subsidiary" or "Subsidiaries" means a subsidiary corporation or corporations of the Company as defined in Section 425 of the Code.

        (i) "Successor" means the legal representative of the estate of a deceased optionee or the person or persons who acquire the right to exercise an option by bequest or inheritance or by reason of the death of any optionee.

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     3. Administration of Plan. The Board of Directors of the Company shall appoint a Committee of two or more directors, all of whom are disinterested persons (as defined in the Plan), to administer the Plan. The members of the Committee shall be appointed for terms of one (1) year each. No discretion concerning decisions regarding the Plan shall be afforded to a person who is not a disinterested person. Notwithstanding the foregoing, the Committee shall have the authority to retain consultants or other advisors for the purpose of designing performance plans and objectives or other criteria for the grant of options pursuant to the Plan. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the individuals to whom and the time or times at which options shall be granted and the number of shares and purchase price of Common Stock covered by each option; to construe and interpret the Plan; to determine the terms and provisions of the respective option agreements, which need not be identical, including, but without limitation, terms covering the payment of the option price; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

     4. Common Stock Subject to Options. The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of options granted under the Plan shall not exceed 500,000 shares, subject to adjustment under the provisions of paragraph 7. The shares of Common Stock to be issued upon the exercise of options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such option but not purchased thereunder shall again be available for options to be granted under the Plan.

     5. Eligibility. Options may be granted only to key employees, including officers, and Directors, of (a) the Company, (b) subsidiary corporations (hereinafter called "subsidiaries"), of the Company from time to time and (c) any business entity (hereinafter called an "affiliate") in which the Company shall have a substantial interest. A Director who is a member of the Committee charged with administration of the Plan will not be eligible to receive an option. In determining those to whom options shall be granted and the number of shares to be covered by each option, the Committee may take into account the nature of the services rendered by the Optionee, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. Options may be granted to Optionees who hold or have held options under the previous plans. An Optionee who has been granted an option under the Plan may be granted an additional option or options under the Plan if the Committee shall so determine.


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     6. Terms and Conditions of Options. Any option granted under the Plan shall be evidenced by an agreement executed by the Company and the applicable officer, director or employee and shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:

        (a) Option Price. The option price per share with respect to each option shall be the fair market value of a share of the Common Stock on the Date of Grant. For the purposes hereof, fair market value shall be determined as follows: (i) in case the Common Stock shall not then be listed and traded upon a recognized securities exchange, the fair market value shall be the last bid quotation for such stock option on the Date of Grant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid quotations on the Date of Grant, then the last bid quotation on the date nearest preceding the Date of Grant or (ii) in case the Common Stock shall be listed and traded upon a recognized securities exchange, the fair market value shall be the last selling price at which shares of the Common Stock were traded on such recognized securities exchange on the Date of Grant or, if the Common Stock was not traded on said Date, the last selling price on the date nearest preceding the Date of Grant.

        (b) Period of Option. The expiration date of each option shall be fixed by the Committee, but, notwithstanding any provision of the Plan to the contrary, such expiration date shall not be more than five years from the Date of Grant.

        (c) Vesting of Shareholder Rights. Neither an optionee nor his successor shall have any of the rights of a shareholder of the Company until the certificates evidencing the shares purchased are properly delivered to such optionee or his successor.

        (d) Exercise of Option. Each option shall be exercisable from time to time over a period commencing on the Date of Grant and ending upon the expiration or termination of the option; provided, however, the Committee may, by the provisions of any option agreement, limit the number of shares purchasable thereunder in any period or periods of time during which the option is exercisable; and provided, further, that no option shall be exercisable within six months after its Date of Grant, except in those cases provided in subparagraph (f) hereof. An option shall not be exercisable in whole or in part prior to the date of shareholder approval of the Plan.

        (e) Nontransferability of Option. No option shall be transferable or assignable by an optionee, otherwise than by will or the laws of descent and distribution and each option shall be exercisable, during the optionee's lifetime, only by

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     him or his duly appointed guardian or legal representative. No option shall be pledged or hypothecated in any way and no option shall be subject to execution, attachment, or similar process except with the express consent of the Committee.

        (f) Holding Period. No option granted hereunder shall be exercisable by the Optionee thereof for at least six months after the Date of Grant, except in the case of the death or disability of the Optionee. For purposes hereof, the Optionee shall be deemed disabled upon the appointment of a guardian or other legal representative for his person and estate.

        (g) Termination of Employment. Upon termination of an optionee's employment with the Company or with any of its subsidiaries, or, in the case of a director who is not an employee, upon the termination of his term as a director without his re-election thereto, his option privileges shall be limited to the shares which were immediately purchasable by him at the date of such termination and such option privileges shall expire unless exercised by him within 90 days after the date of such termination. The granting of an option to an eligible person does not alter in any way the Company's or the relevant subsidiary's existing rights to terminate such person's employment or his term as a director at any time for any reason, nor does it confer upon such person any rights or privileges except as specifically provided for in the Plan.

        (h) Death of Optionee. If an optionee dies while in the employ of the Company or any subsidiary, or while a director of either, his option privileges shall be limited to the shares which were immediately purchasable by him at the date of death and such option privileges shall expire unless exercised by his successor within one year after the date of death.

        (i) Securities Law Restrictions. The agreement to be entered into between the Company and the Optionee at the time of granting an option hereunder shall provide that the shares subject thereto will be acquired for investment only and not with a view to distribution thereof unless there shall be an effective registration statement under the Securities Act of 1933, as amended, with respect thereto.

     7. Adjustments.

        (a) In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock-split up, combination of shares, or dividend or other distribution payable in capital stock, appropriate adjustment may be made by the Committee in the number and kind of


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     shares for the purchase of which options may be granted under the Plan.
     In addition, the Committee may make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the option price per share.

        (b) In the event of the dissolution or liquidation of the Company, any option granted under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than 30 days written notice of the date so fixed shall be given to each optionee and each such optionee shall have the right during such period to exercise his option as to all or any part of the shares covered thereby including shares as to which such option would not otherwise be exercisable by reason of an insufficient lapse of time.

        (c) In the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization, then

            (1) If there is no plan or agreement respecting the Reorganization (Reorganization Agreement) or if the Reorganization Agreement does not specifically provide for the change, conversion, or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, then the Committee shall take such action, and the options shall terminate, as provided in subparagraph (b) of this paragraph 7; or

            (2) If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised stock options (and shall adjust the shares remaining under the Plan which are then available to be optioned under the Plan, if the Reorganization Agreement makes specific provision therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such stock and such options.

     The term Reorganization as used in this subparagraph (C) of this paragraph 7 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets

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     of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization.

        (d) Adjustments and determinations under this paragraph 7 shall be made by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding, and conclusive.

        8. Restrictions on Issuing Shares. The exercise of each option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        9. Use of Proceeds. The Proceeds received by the Company from the sale of Common Stock pursuant to the exercise of options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

        10. Amendment, Suspension, and Termination of Plan. The Board may at any time suspend or terminate the Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the options granted thereunder may conform to any changes in the law or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that without approval by the shareholders of the Company representing a majority of the voting power, no such amendment shall (a) except as specified in paragraph 7, increase the maximum number of shares for which options may be granted under the Plan, (b) change the provisions of subparagraph (a) of paragraph 6 relating to the establishment of the option price, (c) change the provisions of subparagraph (b) of paragraph 6 relating to the expiration date of each option or (d) change the provisions of the second sentence of this paragraph 10 relating to the term of this Plan. Unless the Plan shall theretofore have been terminated by the Board or as provided in paragraph 11, the Plan shall terminate ten years after the effective date of the Plan. No option may be granted during any suspension or after the termination of the Plan. Except as provided in paragraph 11, no amendment, suspension, or termination of the Plan shall, without an optionees consent, alter or impair any of the rights or obligations under any option theretofore granted to such optionee under the Plan.


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        11. Effective Date of Plan and Shareholder Approval. The effective date of the Plan is February 16, 1990, the date of its approval by the Board; provided, however, if the Plan is not approved by the shareholders of the Company representing a majority of the voting power at the next shareholders meeting or if the Plan is not approved by such shareholders before December 31, 1990, the Plan shall terminate and any options granted thereunder shall be void and have no force or effect.